Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with the Quarterly Report of Asta Funding, Inc. (the “Company”) on Form 10-Q/A for the quarter ended December 31, 2016, filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bruce R. Foster, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company for the periods presented.

Dated: September 17, 2018

/s/ Bruce R. Foster
Bruce R. Foster
Chief Financial Officer and Chief Accounting Officer